SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K/A

                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934





                         Date of Report
        (Date of earliest event reported): July 15, 1996


                  PRIME RECEIVABLES CORPORATION
       (Originator of the Prime Credit Card Master Trust)

                       9111 Duke Boulevard
                     Mason, Ohio  45040-8999
                         (513) 573-2037




     Delaware                    31-1359594             0-21118

(State of Incorporation)       (IRS I.D. No.)      (Commission File
                                                        Number)

_____________________________________________________________________


     This amended and restated Current Report on Form 8-K is being filed for the purpose of filing a corrected Settlement Statement of the Trust for the period ended July 6, 1996 and the related distributions made on July 15, 1996 in substitution for the Settlement Statement filed under
Item 7 of the Current Report on Form 8-K previously filed on July 24, 1996.




Item 5. Other Events.

        None




Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.62   Settlement Statement of the Trust
                for the period ended July 6, 1996
                and the related distributions made
                on July 15, 1996.









    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: August 22, 1996            By: /s/ David W. Dawson
                                 David W.Dawson,
                                 Treasurer








                        INDEX TO EXHIBITS


Exhibit                                          Sequentially
Number                   Exhibit                 Numbered Page



28.62       Settlement Statement of the Trust
            for the period ended July 6, 1996
            and the related distributions made
            on July 15, 1996.